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                                                                   EXHIBIT 10.11

                               ADMISSION AGREEMENT


                  This ADMISSION AGREEMENT (this "Agreement") is made to be effective as of the 8th day of September, 1999, by and between Karen L. Qualmann, as Trustee under the 1999 Grantor Retained Annuity Trust Created by Gary W. Qualmann dated September 8, 1999 ("Assignee"), and Gary W. Qualmann ("Assignor"), under the following circumstances:

                  A. Assignor owns, of record and beneficially, a total of 1,721 common shares of DPEC, Inc., an Ohio corporation ("DPEC"), evidenced by certificate no. 16 for 844 common shares and certificate no. 22 for 877 common shares, and Assignor is transferring to Assignee 1,100 of such common shares (the "Shares") effective as of September 8, 1999.

                  B. The terms of the trust instrument governing Assignee are summarized in a letter, dated September 8, 1999, from Barry R. Robinson to Michel A. Cline, a copy of which is attached to this Agreement.

                  C. Assignor is party to a certain Fourth Amended and Restated Shareholders Agreement, dated July 31, 1996, by and between Assignor and DPEC, and a certain Registration Rights Agreement, dated May 10, 1996 (the "Registration Rights Agreement"), by and among Assignor, DPEC and certain other persons.

                  D. The Registration Rights Agreement grants to the Company the right to admit a person as a party to the Registration Rights Agreement if such person agrees in writing to be bound by the terms of the Registration Rights Agreement; and

                  E. In connection with the execution of this Agreement, Assignee and DPEC also have entered into a Buy-Sell Agreement (the "Buy-Sell Agreement") which is substantially similar to the Buy-Sell Agreement between Assignor and DPEC.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. AGREEMENT. By Assignee's execution of this Agreement, Assignee agrees to be a party to, and to be bound by the terms of, the Registration Rights Agreement.

                  2. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of each of the parties hereto, subject to the provisions of the Registration Rights Agreement.


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                  3. APPLICABLE LAW. The construction and performance of this
Agreement shall be governed by the laws of the State of Ohio without giving effect to the choice of law provisions thereof.

                  4. MISCELLANEOUS. This Agreement may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the party against whom enforcement of the termination, amendment, supplement, waiver or modification is sought.

                  5. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  6. RELIANCE. DPEC, as a party to the Buy-Sell Agreement and the Registration Rights Agreement, shall be entitled to rely on this Agreement.

                  IN WITNESS WHEREOF, effective as of the 8th day of September, 1999, each of the parties hereto has executed and delivered this Agreement.


                                             ASSIGNEE:

                                             KAREN L. QUALMANN, AS TRUSTEE UNDER
                                             THE 1999 GRANTOR RETAINED ANNUITY
                                             TRUST CREATED BY GARY W. QUALMANN
                                             DATED SEPTEMBER 8, 1999


                                                    /s/ Karen L. Qualmann
                                             -----------------------------------
                                             Karen L. Qualmann, as Trustee

                                             ASSIGNOR:

                                                    /s/ Gary W. Qualmann
                                             -----------------------------------
                                             Gary W. Qualmann, Individually


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                               CONSENT AND WAIVER

                  Effective as of the 8th day of September, 1999, DPEC, Inc. hereby consents to the foregoing Admission Agreement, to the transfer of the Shares described in the Admission Agreement and to the admission of Assignee as a party to the Registration Rights Agreement pursuant to the Admission Agreement, and also hereby waives any right to purchase the Shares on account of such transfer.


                                              DPEC, INC.


                                              By:     /s/ Carol A. Clark
                                                 ------------------------------
                                                 Carol A. Clark, its President


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